SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 6, 1998

                           GreenPoint Financial Corp.

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             (Exact name of registrant as specified in its charter)

         Delaware                   0-22516                  06-1379001
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     (State or other        (Commission File Number)        (IRS Employer
     jurisdiction of                                   Identification Number)
      incorporation)

                    90 Park Avenue, New York, New York 10016
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                    (Address of principal executive offices)

                                 (212) 834-1711
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

      On July 6, 1998, GreenPoint Financial Corp. (the "Company") announced that it anticipated net income of $0.54 per diluted share, cash earnings of $0.78 per share, and mortgage originations of $700 million (resulting in net loan growth of $101 million) for the second quarter ended June 30, 1998. The Company further announced that it maintained its trend of strong credit quality measures during the quarter. The Company announced its intent to release full earnings information for the quarter on July 10, 1998. The press release is included as
Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                   INFORMATION AND EXHIBITS

      (c)    Exhibits.

The following exhibit is filed with this report: Exhibit 99.1 -- Press Release dated July 6, 1998.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GREENPOINT FINANCIAL CORP.

Date:  July 6, 1998                           By:   /s/ Howard C. Bluver
                                                    --------------------
                                              Name:  Howard C. Bluver
                                              Title: Senior Vice President and
                                                     General Counsel


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EXHIBIT INDEX

Exhibit No.                             Description

Exhibit 99.1                            Press Release dated July 6, 1998.